Exhibit No.
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10.4                Warrant to Purchase Ordinary Shares of BarOn Technologies,
                    Ltd.

NEITHER THIS WARRANT NOR THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING THIS WARRANT OR THE COMMON STOCK, AS THE CASE MAY BE, OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

- --------------------------------------------------------------------------------
                            BARON TECHNOLOGIES, LTD.

                         WARRANT CERTIFICATE NO. 1996-1

                               DATED: July 1, 1996

                  Warrant to Purchase 1,000,000 Ordinary Shares

                             VOID after July 1, 2001
- --------------------------------------------------------------------------------

BarOn Technologies, Ltd., an Israeli corporation (the "Company"), hereby certifies that EA Industries, Inc., a New Jersey corporation, or registered assigns ("Holder"), for value received, is entitled to purchase from the Company at any time after the date hereof and before 6:00 P.M., Philadelphia Local Time on July 1, 2001 (the "Exercise Period"), 1,000,000 ordinary shares, par value N.I.S. 0.01 per share, of the Company ("Warrant Shares"), subject to adjustment as provided herein, at the purchase price of $4.00, U.S. Dollars, per Warrant Share (the "Exercise Price"), in accordance with the terms and conditions set forth herein. For purposes of this Warrant Certificate, the right to purchase the Warrant Shares as set forth above is hereinafter referred to as the "Warrant."

     1. EXERCISE OF WARRANT.

          (a) At any time or from time to time during the Exercise Period, upon presentation and surrender of this Warrant Certificate, with the attached Purchase Form duly executed, at the principal office of the Company at Gutwirth Science Park, Technion City, Haifa 32000 Israel, together with (i) cash or a certified or bank cashier's check payable to the Company in an amount equal to the Exercise Price multiplied by the number of Warrant Shares being purchased, and (ii) unless the Warrant Shares are covered by a then current registration statement, or a Notification under Regulation A, under the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder (such Act and Rules and Regulations being hereinafter referred to as the "Act"), such Holder's written acknowledgment, in form and substance reasonably satisfactory to the Company, that the Holder
(A) is purchasing such Warrant Shares for investment and not for distribution or resale in violation of the Act and applicable state securities laws; (B) has been advised and understands that [1] such Warrant Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and [2] except as provided in this Warrant Certificate, the Company is under no obligation to register such Warrant Shares under the Act; and (C) has been advised and understands that such Warrant Shares may not be transferred without compliance with all applicable federal and state securities laws, the Company shall deliver to such Holder, as promptly as practicable, certificates representing the Warrant Shares being purchased. This Warrant may be exercised in whole or in part; and, in case of exercise hereof in part only, the Company, upon surrender hereof, will deliver to the Holder a new Warrant Certificate entitling said Holder to purchase the number of Warrant Shares as to which this Warrant Certificate has not been exercised.

          (b) The Holder of this Warrant Certificate shall not sell, offer to sell or solicit offers to buy any of the Warrant Shares until the Exercise Price of the Warrant Shares shall have been paid in full to the Company and thereafter until there has been compliance with the other conditions imposed by this Agreement.

          (c) EAI agrees that its exercise of rights to purchase shares pursuant to the Warrant shall be limited so that at no time will EAI own in excess of 49% of all of the issued and outstanding shares of the Company.

     2. EXCHANGE AND TRANSFER OF WARRANT. This Warrant (a) at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other warrants of like tenor registered in the name of the same Holder, for another warrant or other warrants of like tenor in the name of such Holder exercisable for the same aggregate number of Warrant Shares as the warrant or warrants surrendered, and (b) may not be sold, transferred, hypothecated, or assigned unless there is a registration statement in effect covering the Warrant or there is available an exemption from the registration requirements of the Act and applicable state securities laws. Any transferee shall be subject to the same restrictions as to subsequent transfers as the transferee was subject. The term "Warrant" as used herein includes any warrants into which this Warrant may be exchanged.

     3. RIGHTS AND OBLIGATIONS OF WARRANT HOLDERS.

          (a) The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity; provided, however, in the event that any certificate representing Warrant Shares is issued to the Holder hereof upon exercise of some or all of the Warrant represented hereby, such Holder shall, for all purposes, be deemed to have become the Holder of record of such Warrant Shares on the date on which such Warrant Shares are registered in the name of such Holder. The rights of the Holder of this Warrant Certificate are limited to those expressed herein and the Holder of this Warrant Certificate, by his or its acceptance hereof, consents to and agrees to be bound by and to comply


                                      (2)
with all the provisions of this Warrant Certificate, including without limitation all the obligations imposed upon the Holder hereof by Sections 5 and
7. In addition, the Holder of this Warrant Certificate, by accepting the same, agrees that the Company and its warrant agent (if any) may deem and treat the person in whose name this Warrant Certificate is registered as the absolute, true and lawful owner for all purposes whatsoever, and neither the Company nor any warrant agent shall be affected by any notice to the contrary.

          (b) The Holder of this Warrant Certificate, by accepting the same, and any transferee of this Warrant Certificate, by accepting the transfer of same, represents and warrants to the Company that such Holder and any transferee who is acquiring the Warrant, will acquire the Warrant Shares issuable upon the exercise thereof, for investment and not for distribution or resale in violation of the Act and applicable state securities laws.

     4. WARRANT SHARES AND WARRANTS.

          (a) The Company covenants and agrees that this Warrant has been duly and validly authorized and issued, and is free from all stamp-taxes, liens and charges with respect to the purchase thereof. In addition, the Company agrees at all times to reserve and keep available an authorized number of shares of its ordinary shares sufficient to permit the exercise in full of this Warrant.

          (b) The Company covenants and agrees that all Warrant Shares delivered upon exercise of this Warrant Certificate will, upon delivery, be duly and validly authorized and issued, fully paid and non-assessable, and free from all stamp-taxes, liens, charges with respect to the purchase thereof, and other third parties' rights.

     5. DISPOSITION OF WARRANT AND WARRANT SHARES.

          (a) The Holder and any transferee of this Warrant Certificate (which term shall include the Warrant Shares) by their acceptance hereof, hereby agree that (a) no offer, sale or public distribution of this Warrant or the Warrant Shares will be made in violation of the provisions of the Act or applicable state securities laws, and (b) during such period as delivery of a prospectus with respect to this Warrant or the Warrant Shares may be required by the Act, no offer, sale or public distribution of this Warrant or the Warrant Shares will be made in a manner or on terms different from those set forth in, or without delivery of, a prospectus then meeting the requirements of Section 10 of the Act and in compliance with all applicable state laws. The Holder of this Warrant Certificate and any transferee hereof further agree that if any distribution or transfer of this Warrant or the Warrant Shares is proposed to be made otherwise than with a registration statement in effect covering this Warrant or the Warrant Shares, as the case may be, and by delivery of a prospectus meeting the requirements of Section 10 of the Act, such action shall be taken only after submission to the Company of an opinion of counsel, reasonably satisfactory in form and substance to the Company's counsel, to the effect that the proposed distribution or transfer will not be in violation of the Act or of applicable state law. Furthermore, it shall be a condition to the transfer of the Warrant that any transferee thereof deliver to the


                                      (3)

Company his or its written agreement to accept and be bound by all of the terms and conditions of this Warrant Certificate.

          (b) The Company may cause the following legend to be set forth on each Warrant and certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public under a registration statement pursuant to Section 7 hereof, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

                "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED UNLESS THERE IS A REGISTRATION STATEMENT IN EFFECT COVERING SUCH SECURITIES OR THERE IS AVAILABLE AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

     6. ADJUSTMENT. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events set forth below:

          (a) Definition of "Shares". As used herein, "Shares" shall mean the Company's ordinary shares, par value N.I.S. 0.01 per share (the "Common Stock") which is the class of capital stock purchasable upon the exercise of this Warrant as provided herein.

          (b) Distribution on Shares. In case the Company shall make any dividend or distribution on the Shares, payable in shares of the Common Stock of the Company, then the Exercise Price in effect immediately prior to the making of such distribution shall be adjusted to a price (computed to the nearest cent) determined by dividing (i) an amount equal to the product of (A) the number of shares of Common Stock outstanding immediately prior to the making of such distribution (including as outstanding shares the maximum number of shares of Common Stock necessary to effect the conversion, exchange or exercise of all then outstanding convertible stock, options or obligations theretofore issued in distributions on the Shares, including this Warrant) multiplied by (B) the Exercise Price, by (ii) the total number of shares of Common Stock outstanding immediately following the making of such distribution (including as then outstanding shares the maximum number of shares of Common Stock necessary to effect the conversion, exchange or exercise of all then outstanding convertible stock, options, or obligations theretofore issued in distribution on the Shares, including this Warrant).

          (c) Subdivision or Combination of Shares. In case the Shares issuable upon exercise of this Warrant shall be subdivided into a greater or combined into a lesser number of shares (whether with or without par value), the Exercise Price shall be decreased or increased, as the case may be, to an amount which shall bear the same relation to the Exercise Price in effect


                                      (4)
immediately prior to such subdivision or combination as the total number of Shares outstanding immediately prior to such subdivision or combination bears to the total number of Shares outstanding immediately after such subdivision or combination. In case of a subdivision or combination, the adjustment in the Exercise Price shall be made as of the effective date of the applicable event.

          (d) Issuance of Additional Shares of Capital Stock. Additional shares of Capital Stock shall mean all shares of Capital Stock issued by the Company, except (i) the Warrant Shares, (ii) Options to purchase shares of Common Stock granted by the Company after the date hereof as an incentive for performance to officers, directors, employees and consultants providing services to the Company and the shares of Common Stock issuable upon the exercise of such options provided that the option exercise price for such options is at least $4.00 U.S. Dollars per share, or a lower exercise price was approved in writing by the Holder or by a Director of the Company appointed by the Holder. Capital Stock shall mean the Common Stock and any other stock of any class, or series within a class, which has the right to participate in the distribution of earnings or assets of the Company without limit as to amount or percentage.

          If the Company at any time while this Warrant remains outstanding and unexpired shall issue any Additional Shares of Capital Stock (otherwise than as provided in the foregoing Subsections 6(a) through 6(c) above) at a price per share less, or for other consideration lower, than the exercise price in effect immediately prior to such issuance, or without consideration, then upon such issuance the Exercise Price shall be reduced to that price determined by multiplying the Exercise Price in effect immediately prior to such event by a fraction:

               (i) the numerator of which shall be the number of shares of Capital Stock outstanding immediately prior to the issuance of such Additional Shares of Capital Stock plus the number of shares of Capital Stock which the aggregate consideration for the total number of such Additional Shares of Capital Stock so issued would purchase at the then effective Exercise Price, and

               (ii) the denominator of which shall be the number of shares of Capital Stock outstanding immediately prior to the issuance of such Additional Shares of Capital Stock plus the number of such Additional Shares of Capital Stock so issued.

          The provisions of this Subsection 6(d) shall not apply under any of the circumstances for which an adjustment is provided in other subsections of
Section 6. No adjustment of an Exercise Price shall be made under this Subsection 6(d) upon the issuance of any Additional Shares of Capital Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any such adjustments shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) pursuant to Subsections 6(e) or 6(f) hereof.


                                      (5)

          (e) Issuance of Warrants, Options or Other Rights. If the Company at any time while this Warrant remains outstanding and unexpired shall issue any warrants, options or other rights to subscribe for or purchase any Additional Shares of Capital Stock and the price per share for which Additional Shares of Capital Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Exercise Price in effect hereunder immediately prior to such issuance, then upon such issuance the Exercise Price shall be adjusted as provided in Subsection 6(d) hereof on the basis that:

               (i) the maximum number of Additional Shares of Capital Stock issuable pursuant to all such warrants, options or other rights shall be deemed to have been issued as of the date of actual issuance of such warrants, options or other rights, and

               (ii) the aggregate consideration for such maximum number of Additional Shares of Capital Stock issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Shares of Capital Stock pursuant to such warrants, options, or other rights.

          (f) Issuance of Convertible Securities. If the Company at any time while this Warrant remains outstanding and unexpired shall issue any securities convertible into Capital Stock and the consideration per share for which Additional Shares of Capital Stock may at any time thereafter be issuable pursuant to the terms of such convertible securities shall be less than the Exercise Price in effect immediately prior to such issuance, then upon such issuance the Exercise Price shall be adjusted as provided in Subsection 6(d) hereof on the basis that:

               (i) the maximum number of Additional Shares of Capital Stock necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued as of the date of issuance of such convertible securities, and

               (ii) the aggregate consideration for such maximum number of Additional Shares of Capital Stock shall be deemed to be the consideration received by the Company for the issuance of such convertible securities plus the minimum consideration received by the Company for the issuance of such Additional Shares of Capital Stock pursuant to the terms of such convertible securities.

          No adjustment of the Exercise Price shall be made under this Subsection 6(f) upon the issuance of any convertible securities which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants, options or other rights pursuant to Subsection 6(e) hereof.

          (g) Liquidating Dividends, Etc. If the Company at any time while this Warrant is outstanding and unexpired makes a distribution of its assets to the holders of its


                                       (6)

Capital Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing Subsections 6(a) through 6(f)), the Warrant Holder shall be entitled to receive upon the exercise hereof, in addition to the shares of Common Stock receivable upon such exercise, and without payment of any consideration other than the Exercise Price, an amount in cash equal to the value of such distribution per share of Common Stock multiplied by the number of shares of Common Stock which, on the record date for such distribution, are issuable upon exercise of this Warrant (with no further adjustment being made following any event which causes a subsequent adjustment in the number of shares of Common Stock issuable upon the exercise hereof), and an appropriate provision therefor should be made a part of any such distribution. The value of a distribution which is paid in other than cash shall be determined in good faith by the Board of Directors of the Company.

          (h) Increase in Shares Per Warrant. Upon each adjustment of the Exercise Price as a result of calculations made pursuant to this Section 6, the Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Shares (calculated to the nearest whole share) obtained by (i) multiplying the number of Shares purchasable upon exercise of the Warrant prior to adjustment of the number of Shares by the Exercise Price in effect prior to adjustment of the Exercise Price and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

          (i) Effect of Sale, Merger, or Consolidation. In case of any capital reorganization of the Company, or of any reclassification of the Shares, or in case of the consolidation of the Company with or the merger of the Company into any other corporation, this Warrant shall, after such capital reorganization, reclassification of Shares, consolidation or merger, be exercisable upon the terms and conditions specified in this Warrant Certificate, for the number of shares of Common Stock or other securities of the Company, or of the corporation resulting from such consolidation or surviving such merger, as the case may be, to which the Shares issuable (at the time of such capital reorganization, reclassification of shares, consolidation or merger) would be entitled if such exercise had taken place; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder of this Warrant shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The subdivision or combination of Shares at any time outstanding into a greater or lesser number of Shares shall not be deemed to be a reclassification of the Shares of the Company for the purposes of this Section. Anything herein contained to the contrary notwithstanding, this Warrant shall, following any sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation where such sale is to be followed by a dissolution or liquidation of the Company, remain exercisable until such dissolution or liquidation is effected, for such securities or property of the Company or of the


                                      (7)
corporation to which the sale was made as would have been issuable if such exercise had taken place prior to such sale.

          (j) Notice to Warrant Holder of Adjustment. Whenever the Exercise Price is adjusted as herein provided, the Company shall cause to be mailed to the Holder, within 30 days of such adjustment, in accordance with the provisions of this Section, a notice (i) stating that the Exercise Price and the number of Shares purchasable upon exercise of this Warrant have been adjusted, (ii) setting forth the adjusted Exercise Price and the adjusted number of Shares purchasable upon the exercise of this Warrant, and (iii) showing in reasonable detail the computations and the facts, including the amount of consideration received or deemed to have been received by the Company, upon which such adjustments are based.

          (k) Notice to Warrant Holder of Stock Dividends, Reorganizations, etc. In case at any time after the date hereof:

               (i) The Company shall declare any dividend upon its Shares payable otherwise than in cash out of the consolidated net income of the Company and its subsidiaries or payable in Shares of the Company; or

               (ii) The Company shall offer for subscription to the holders of its Shares any additional shares of stock of any class or any other securities convertible into shares of stock or any rights to subscribe thereto; or

               (iii) There shall be any capital reorganization or reclassification of the capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or any conversion of the Shares into securities of another corporation, or a sale of all or substantially all of the assets of the Company, or a consolidation or merger of the Company with another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the Shares issuable upon exercise of this Warrant); or

               (iv) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall cause to be delivered to the Holder, not less than 30 days before any record date or other date set for definitive action, written notice of the date upon which the books of the Company shall close or a record shall be taken for purposes of such dividend, distribution or subscription rights or upon which such reorganization, reclassification, conversion, sale, consolidation, merger, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the kind and amount of the shares of stock and other securities and property deliverable upon exercise of the Warrant. Such notice shall also specify the date as of which the holders of the Shares of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Shares for securities or other


                                      (8)
property deliverable upon such reorganization, reclassification, conversion, sale, consolidation, merger, dissolution, liquidation or winding up, as the case may be (on which date in the event of voluntary or involuntary dissolution, liquidation or winding up of the Company, the right to exercise this Warrant shall terminate).

          (l) Fractional Shares. The Company shall not issue any fraction of a Warrant Share upon the exercise of this Warrant or any portion thereof. If more than one warrant shall be surrendered or exercised at one time by the Holder, the number of full shares which shall be issuable upon exercise thereof shall be computed on the basis of the aggregate number of warrants so exercised. If any fractional interest in a Warrant Share shall be deliverable upon the exercise of this Warrant, the Company shall pay to the Holder in cash an amount equal to such fraction multiplied by the average closing bid price of the Shares on the business day next preceding the day of exercise.

          (m) Reissued Warrant. At the request of the Holder delivered after an adjustment pursuant to this Section 6, the Company, or its successor or the purchaser of its assets, shall, without payment of any additional consideration therefor, deliver a substitute fully executed Warrant reflecting the adjusted terms. Such delivery may be made conditional upon surrender of the existing Warrant to the Company.

          (n) Other provisions Applicable to Adjustments Under this Section. The following provisions will be applicable to the making of adjustments in an Exercise Price hereinabove provided in this Section 6:

               (i) Computation of Consideration. To the extent that any Additional Shares of Capital Stock or any convertible securities or any warrants, options or other rights to subscribe for or purchase any Additional Shares of Capital Stock or any convertible securities shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Capital Stock or convertible securities are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Capital Stock or convertible securities are sold to underwriters or dealers for public offering without a subscription offering, or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any Additional Shares of Capital Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the minimum additional consideration payable to the Company upon the exercise of such warrants, options or other rights. The consideration for any Additional Shares of Capital Stock issuable pursuant to the terms of any convertible securities shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of


                                      (9)
such convertible securities, plus the minimum additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible securities. In case of the issuance at any time of any Additional Shares of Common Stock or convertible securities in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Shares of Capital Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

               (ii) Readjustment of Exercise Price. Upon the expiration of the right to convert or exchange any convertible securities, or upon the expiration of any rights, options or warrants, the issuance of which convertible securities, rights, options or warrants effected an adjustment in an Exercise Price, if exchanged, or if any such rights, options or warrants shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 6 after the issuance of such convertible securities, rights, options or warrants) had the adjustment of the Exercise Price made upon the issuance or sale of such convertible securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Shares of Capital Stock actually issued upon conversion or exchange of such convertible securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Shares of Capital Stock actually so issued, if any, shall be deemed to have been issued and only the consideration actually received by the Company (computed as set forth in Subsection 6(n)(i) hereof) shall be deemed to have been received by the Company.

               (iii) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or any subsidiary or affiliate.

               (iv) Other Action Affecting Capital Stock. In case after the date hereof the Company shall take any action affecting the outstanding number of shares of Capital Stock, other than an action described in any of the foregoing Subsections hereof, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the holders of the Warrants, the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors on the advice of the Company's independent accountants may in good faith determine to be equitable in the circumstances.

     7. REGISTRATION UNDER THE SECURITIES ACT OF 1933.

          (a) (i) Each time the Company files a registration statement under the Act which relates to a current offering of securities of the Company (except registrations solely for registration of shares in connection with an employee benefit plan or a merger, consolidation or


                                      (10)
business combination), such registration statement and the prospectus included therein shall also, during the five-year period following the issuance of this Warrant, at the written request of the Holder to the Company, include and relate to, and meet the requirements of the Act with respect to, the public offering of the Warrant Shares so as to permit the public sale thereof in compliance with the Act. The Company shall give written notice to the Holder of its intention to file a registration statement under the Act relating to a current offering of the aforesaid securities of the Company, not less than 30 days prior to the filing of such registration statement, and the written request provided for in the first sentence of this subsection shall be made by the Holder 5 or more days prior to the date specified in the notice as the date on which the Company intends to file such registration statement. Neither the delivery of such notice by the Company nor of such request by the Holder shall in any way obligate the Company to file such registration statement under this Subsection 7(a) and the Company may, at any time prior to the effective date thereof, determine not to offer the securities to which such registration statement relates, without liability to the Holder, except that the Company shall pay such expenses as are contemplated to be paid by it under Subsection 7(c) below; and

               (ii) If, in any incidental registration referred to in Clause
(a)(i) of this Section 7, the managing underwriter reasonably determines that the number of securities proposed to be sold in such registration exceeds the number that can be sold in such offering without having a material adverse effect on the success of the offering (including, without limitation, a material adverse impact on the selling price or the number of shares that any participant may sell), the Company will include in such registration only the number of securities that, in the reasonable opinion of such underwriter, can be sold without having a material adverse effect on the success of the offering as follows: (1) first, all of the shares to be issued and sold by the Company, (2) second, all of the shares to be registered pursuant to a demand made under any contract or contracts giving the holder thereof the right to demand such registration, and (3) third, the Warrant Shares requested to be included in such registration by the Holder and the shares of common stock of the Company requested to be included by any other person pursuant to such person's "piggy-back" rights, pro rata, on the basis of the aggregate number of shares requested to be included.

          (b) In addition, upon written notice from the Holder that it contemplates the transfer of all or any of the Warrant Shares under such circumstances that a public offering, within the meaning of the Act, of the Warrant Shares will be involved, the Company shall, in accordance with Section 7(d) below, as promptly as possible after receipt of such notice, file a new registration statement with respect to such offering and sale or other disposition of the Warrant Shares, provided, however, that the Holder may exercise the foregoing demand registration right on two occasions only. In the event that the Company gives notice to other holders of Company warrants and warrant shares advising that the Company is proceeding with such registration statement and offering to include therein the warrant shares of such holders, Company shall obtain from any such holder who accepts such offer by notice in writing to the Company the agreement of such holder to pay holder's pro rata cost of such registration statement.


                                      (11)

          (c) In the event that the Company shall take action to permit a public offering or sale or other distribution of the Warrant Shares pursuant to Subsection 7(a) or 7(b) above, the Company shall:

               (i) Supply to the Holder two executed copies of each registration statement and a reasonable number of copies of the preliminary, final and other prospectus or offering circular in conformity with requirements of the Act and the Rules and Regulations promulgated thereunder and such other documents as the Holder shall reasonably request.

               (ii) Cooperate in taking such action as may be necessary to register or qualify the Warrant Shares under such other securities acts or blue sky laws of such jurisdictions as the Holder shall reasonably request and to do any and all other acts and things which may be necessary or advisable to enable the Holder of such Warrant Shares to consummate such proposed sale or other disposition of the Warrant Shares in any such jurisdiction; provided, however, that in no event shall the Company be obligated, in connection therewith, to qualify to do business or to file a general consent to service of process in any jurisdiction where it shall not then be qualified.

               (iii) Keep effective for a period of not less than three (3) months after the initial effectiveness thereof all such registrations or Notifications under the Act and cooperate in taking such action as may be necessary to keep effective such other registrations and qualifications, and do any and all other acts and things for such period -- not to exceed nine months
- -- as may be necessary to permit the public sale or other disposition of such Warrant Shares by the Holder.

               (iv) Indemnify and hold harmless Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for Holder, any Warrant Shares, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (i) any untrue statement of a material fact contained in a registration statement furnished pursuant to Clause (c)(i) of this Section 7, or any prospectus or offering circular included therein, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (unless such untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by such Holder or underwriter expressly for use therein), which indemnification shall include each person, if any, who controls any such Holder or underwriter, within the meaning of the Act; provided, however, that the Company shall not be so obligated to indemnify any such Holder or underwriter or controlling person unless such Holder and underwriter shall at the same time (and the Holder of this Warrant Certificate, by accepting the same, and any transferee of this Warrant Certificate, by accepting the transfer of the same, do hereby agree to) indemnify the Company, its directors, each officer signing any registration statement or any amendment to any registration statement or Notification and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities


                                      (12)

(including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing, defending or settling any claim) arising from (iii) any untrue statement of a material fact contained in any registration statement or any amendment to any registration statement or prospectus or offering circular furnished pursuant to Clause (c)(i) of this Section 7, or (iv) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such Holder, underwriter or controlling person shall be limited to liability based upon untrue statements of a material fact or omission to state a material fact required to make such statements not misleading contained within information furnished in writing to the Company by such Holder or underwriter or controlling person expressly for use therein. The indemnity agreement of the Company herein shall not inure to the benefit of any such underwriter (or to the benefit of any person who controls such underwriter) on account of any losses, claims, damages, liabilities (or actions or proceedings in respect thereof) arising from the sale of any of such Warrant Shares by such underwriter to any person if such underwriter failed to send or give a copy of the prospectus or offering circular furnished pursuant to Clause (c)(i) of this Section 7, as the same may then be supplemented or amended, to such person with or prior to the written confirmation of the sale involved.

          (d) The Company shall comply with the requirements of Subsections 7(a) and 7(b) of this Section (including the related requirements of Subsection 7(c) of this Section), at its own expense, excluding underwriting commissions, transfer taxes, charges of Holder's counsel and underwriter's expense allowance attributable to the Warrant Shares.

          (e) The Company's obligation under Subsection 7(a) shall be conditioned upon a timely receipt by the Company in writing of:

               (i) Information as to the terms of such public offering furnished by or on behalf of Holder intending to make a public distribution of his Warrant Shares; and

               (ii) Such other information as the Company may reasonably require from Holder or any underwriter for inclusion in such registration statement or post-effective amendment.

               The Company's agreements with respect to the Warrant Shares in this Section will continue in effect regardless of the exercise or surrender of this Warrant.

     8. SURVIVAL. The various rights and obligations of the Holder hereof and of the Company as set forth herein shall survive the exercise of the Warrant represented hereby and the surrender of this Warrant Certificate and the exercise of all the Warrant represented hereby. The Company shall, if requested, deliver to the Holder hereof its written acknowledgments of its continuing obligations hereunder.


                                      (13)

     9. NOTICE. All notices required by this Warrant Certificate to be given or made shall be given or made by First Class Mail, postage prepaid, addressed as follows:

               If to the registered Holder hereof:

               EA Industries, Inc.
               185 Monmouth Parkway
               West Long Branch, New Jersey 07764-9989
               Telecopier No. (908) 571-0583
               Telephone No.  (908) 229-1100
               Attn.:  Mr. Jules M. Seshens

               with a copy (which shall not constitute notice) to its counsel:

               Richard P. Jaffe, Esquire
               Mesirov Gelman Jaffe Cramer & Jamieson
               1735 Market Street
               Philadelphia, PA 19103-7598
               Telecopier No. (215) 994-1111
               Telephone No.  (215) 994-1046

               If to the Company:

               BarOn Technologies, Ltd.
               Gutwirth Science Park
               Technion City
               Haifa 32000 Israel
               Telecopier No. 011 972 4 228 881
               Telephone No.  011 972 4 226 388
               Attn.:  Dr. Ehud Baron

               with a copy (which shall not constitute notice) to its counsel:

               Avi Goldsobel

               Haifa 32000 Israel
               Telecopier No. 011 972 48 253 663
               Telephone No.  011 972 4320 225

     10. LOSS OR DESTRUCTION. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and


                                      (14)
cancellation of this Warrant Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

     11. SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Sunday or a Saturday or shall be a legal holiday or a day on which banking institutions in the City of Philadelphia are authorized or required by law to remain closed, then such action may be taken or right may be exercised on the next succeeding day which is not a Sunday, a Saturday or a legal holiday and not a day on which banking institutions in the City of Philadelphia are authorized or required by law to remain closed.

     12. APPLICABLE LAW. This Warrant Certificate shall constitute a contract under seal and, for all purposes, shall be construed in accordance with and governed by the internal laws of the State of Israel.

     13. Enforceability. Should any provision of this Warrant be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Warrant, the balance of which shall continue to be binding upon the parties hereto with any such modification to become a part hereof and treated as though originally set forth in this Warrant. The parties further agree that any such court or arbitration panel is expressly authorized to modify any such unenforceable provision of this Warrant in lieu of severing such unenforceable provision from this Warrant in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Warrant, or by making such other modifications as it deems necessary to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law. The parties expressly agree that this Warrant as modified by such court or arbitration panel shall be binding upon and enforceable against each of them. In any event, should one or more of the provisions of this Warrant be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and if such provision or provisions are not modified as provided above, this Warrant shall be construed as if such invalid, illegal or unenforceable provisions had never been set forth herein.


                                      (15)

     IN WITNESS WHEREOF, BarOn Technologies, Ltd. and EA Industries, Inc. have caused this Warrant Certificate to be signed in their corporate names as a sealed instrument and their corporate seals to be impressed hereon by their duly authorized officers.

                                        BARON TECHNOLOGIES, LTD.


                                        By:      ____________________


                                        Accepted:

                                        EA INDUSTRIES, INC.


                                        By:      ______________________


                                      (16)

                                  PURCHASE FORM

                             ________________, 199__

TO:  BARON TECHNOLOGIES, LTD.

     The undersigned hereby irrevocably elects to exercise the attached Warrant Certificate to the extent of ____________ Shares of ordinary shares, par value N.I.S. 0.01 per share of BarOn Technologies, Ltd. and hereby makes payment of $________________ in payment of the Exercise Price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK



NAME:________________________________________________________
         (Please typewrite or print in block letters)

ADDRESS:______________________________________________________

        ______________________________________________________

                 CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES:

             ________________________________
                  (Print Name of Entity)

                  By:____________________________
                     (Authorized Signature)

                  INDIVIDUALS:

                  ________________________________
                  Signature of Individual

                  ________________________________
                  Print Name of Individual

                                 ASSIGNMENT FORM


FOR VALUE RECEIVED, ___________________________, hereby sells, assigns and transfers unto ______________ [name]____________,
____________[address]___________________________________________, the right to purchase ordinary shares, par value N.I.S. 0.01 per share of BarOn Technologies, Ltd. (the "Company") represented by this Warrant Certificate to the extent of ______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______, attorney, to transfer the same on the books of the Company and with the Company's registrar with full power of substitution in the premises.

                                        By:

                                        Signature:

                                        Dated: